Exhibit 32.1

CERTIFICATION PURSUANT TO

18 U.S.C. §1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with Amendment No. 1 to Quarterly Report on Form 10-Q/A for the period ended June 30, 2009 of (the “Report”) of Community Bankers Trust Corporation (the “Company”), the undersigned Executive Vice President, who is acting as the Company’s principal executive officer, and Executive Vice President and Chief Financial Officer certify, pursuant to 18 U.S.C. §1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to their knowledge:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the consolidated financial condition and results of operations of the Company and its subsidiaries as of, and for, the periods presented in the Report.

/s/  Rex L. Smith, III

Rex L. Smith, III

Executive Vice President

(principal executive officer)

/s/  Bruce E. Thomas

Bruce E. Thomas

Executive Vice President

and Chief Financial Officer

Date: January 13, 2011